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                                                                EXHIBIT 10.4(b)

                             MODIFICATION AGREEMENT


DATE:                        April 26, 1996

PARTIES:        Borrower:    BOWMAR INSTRUMENT CORPORATION,
                             an Indiana corporation

                Lender:      BANK ONE, ARIZONA, NA,
                             a national banking association


RECITALS:

        A. Pursuant to that Loan Agreement dated August 28, 1995 (the "Loan Agreement"), Lender has extended to Borrower the following credit facilities (the "Loans"):

                1. A revolving line of credit (the "RLC") in the principal amount of $4,000,000.00, evidenced by the Revolving Promissory Note, dated August 28, 1995 ("RLC Note"). The unpaid principal of the RLC as of April 25, 1996 was $217,017.75.

                2. A term loan (the "Term Loan") in the principal amount of $4,200,000.00, evidenced by the Promissory Note (Term Note), dated August 28, 1995 ("Term Note"). The unpaid principal of the Term Note as of April 25, 1996 was $4,025,000.00.

                3. A non-revolving line of credit (the "Acquisition Loan") in the principal amount of $1,000,000.00, evidenced by the Promissory Note (Acquisition Note), dated August 28, 1995 ("Acquisition Note"). The unpaid principal of the Acquisition Note as of the date hereof is $-0-.

        B.  The Loans are secured by, among other things, the following:

                1. Mortgage, Security Agreement, Assignment of Rents and Fixture Filing, dated August 28, 1995, by Borrower, as debtor, in favor of Lender, as secured party, covering real property located in Wayne County, Indiana.

                2. Mortgage, Security Agreement, Assignment of Rents and Fixture Filing, dated August 28, 1995 ("Massachusetts Mortgage"), by Bowmar/ALI.Inc.,

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a Massachusetts corporation ("Bowmar/ALI"), as debtor, in favor of Lender, as secured party, covering real property located in Middlesex County, Massachusetts.

        3. Security Agreement dated August 28, 1995, by Borrower, as debtor, in favor of Lender, as secured party, covering the personal property described therein.

The agreements, documents, and instruments securing the Loans are referred to individually and collectively as the "Security Documents."

        C. The RLC Note and the Term Note are sometimes referred to individually and collectively as the "Note." The Note, the Loan Agreement, the Security Documents, any arbitration resolution, any environmental certification and indemnity agreement, and all other agreements, documents, and instruments evidencing, securing, or otherwise relating to the Loans, are sometimes referred to individually and collectively as the "Loan Documents."

        D. Borrower has requested that Lender terminate the Acquisition Loan and modify certain provisions in the Loan Documents as provided herein. Lender is willing to terminate the Acquisition Loan and so modify the Loan Documents, subject to the terms and conditions herein.

                                  AGREEMENT:

        For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender agree as follows:

SECTION 1. ACCURACY OF RECITALS.

        Borrower acknowledges the accuracy of the Recitals.

SECTION 2. MODIFICATION OF LOAN DOCUMENTS; OTHER AGREEMENTS.

        2.1  Effective as of March 31, 1996, the following definition in
Section 1.1 of the Loan Agreement is hereby amended to read as follows:

                "Debt Coverage Ratio" means the ratio of NITDA to CMLTD.

        2.2 Effective as of March 31, 1996, the definition of "NIDA" set forth in Section 1.1 of the Loan Agreement is hereby replaced with the following new definition:

                "NITDA" means the Net Income for the prior twelve (12) month period, plus all amounts deducted or deductible for income

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             taxes, depreciation and amortization, each as construed in accordance with GAAP, in computing such Net Income.

        2.3 The Acquisition Loan is hereby terminated. From and after this date, Lender shall have no obligation to lend and Borrower shall have no obligation to borrower any sums under the Acquisition Loan. As used herein, the terms "Loans" and "Loan Documents" shall no longer include the Acquisition Loan or the Acquisition Note, respectively.

        2.4 Each of the Loan Documents is modified to provide that it shall be a default or an event of default thereunder if Borrower shall fail to comply with any of the covenants of Borrower herein or if any representation or warranty by Borrower herein is materially incomplete, incorrect, or misleading as of the date hereof.

        2.5 Each reference in the Loan Documents to any of the Loan Documents is hereby amended to be a reference to such document as modified herein.

SECTION 3. RATIFICATION OF LOAN DOCUMENTS AND COLLATERAL.

        The Loan Documents are ratified and affirmed by Borrower and shall remain in full force and effect as modified herein. Any property or rights to or interests in property granted as security in the Loan Documents shall remain as security for the Loans and the obligations of Borrower in the Loan Documents.

SECTION 4. BORROWER REPRESENTATIONS AND WARRANTIES.

        Borrower represents and warrants to Lender:

        4.1 No default or event of default under any of the Loan Documents as modified herein, nor any event, that, with the giving of notice of the passage of time or both, would be a default or an event of default under the Loan Documents as modified herein has occurred and is continuing.

        4.2 There has been no material adverse change in the financial condition of Borrower or any other person whose financial statement has been delivered to Lender in connection with the Loans from the most recent financial statement received by Lender.

        4.3 Each and all representations and warranties of Borrower in the Loan Documents are accurate on the date hereof.

        4.4 Borrower has no claims, counterclaims, defenses, or set-offs with respect to the Loans or the Loan Documents as modified herein.



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        4.5  The Loan Documents as modified herein are the legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with their terms.

        4.6 Borrower is validly existing under the laws of the State of its formation or organization and has the requisite power and authority to execute and deliver this Agreement and to perform the Loan Documents as modified herein. The execution and delivery of this Agreement and the performance of the Loan Documents as modified herein have been duly authorized by all requisite action by or on behalf of Borrower. This Agreement has been duly executed and delivered on behalf of Borrower.

SECTION 5.  BORROWER COVENANTS.

        Borrower covenants with Lender:

        5.1 Borrower shall execute, deliver, and provide to Lender such additional agreements, documents, and instruments as reasonably required by Lender to effectuate the intent of this Agreement.

        5.2 Borrower fully, finally, and absolutely and forever releases and discharges Lender and its present and former directors, shareholders, officers, employees, agents, representatives, successors and assigns, and their separate and respective heirs, personal representatives, successors and assigns, from any and all actions, causes of action, claims, debts, damages, demands, liabilities, obligations, and suits, or whatever kind or nature, in law or equity of Borrower, whether now known or unknown to Borrower, and whether contingent or matured, (i) in respect of the Loans, the Loan Documents, or the actions or omissions of Lender in respect of the Loans or the Loan Documents and (ii) arising from events occurring prior to the date of this Agreement.

SECTION 6.  CONDITIONS PRECEDENT.

        The agreements of Lender and the modifications contained herein shall not be binding upon Lender until Lender has executed and delivered this Agreement and Lender has received, at Borrower's expense, all of the following, all of which shall be in form and content satisfactory to Lender and shall be subject to approval by Lender:

        6.1 An original of this Agreement fully executed by the Borrower and Bowmar/ALI;

        6.2 If Borrower or Bowman/ALI is a corporation, limited liability company, partnership or trust, such resolutions or authorizations and such other documents as Lender may require relating to the existence and good standing of that corporation, partnership or trust, and the authority of any person executing this Agreement or other documents on behalf of that corporation, limited liability company, partnership or trust; and

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        6.3  Payment of all the internal and external costs and expenses incurred by Lender in connection with this Agreement (including, without limitation, outside attorneys, costs, expenses, and fees).

SECTION 7. INTEGRATION, ENTIRE AGREEMENT, CHANGE, DISCHARGE, TERMINATION, OR WAIVER.

        The Loan Documents as modified herein contain the complete understanding and agreement of Borrower and Lender in respect of the Loans and supersede all prior representations, warranties, agreements, arrangements, understandings, and negotiations. No provision of the Loan Documents as modified herein may be changed, discharged, supplemented, terminated, or waived except in a writing signed by the parties thereto.

SECTION 8. BINDING EFFECT.

        The Loan Documents as modified herein shall be binding upon and shall inure to the benefit of Borrower and Lender and their successors and assigns and the executors, legal administrators, personal representatives, heirs, devisees, and beneficiaries of Borrower, provided, however, Borrower may not assign any of its right or delegate any of its obligation under the Loan Documents and any purported assignment or delegation shall be void.

SECTION 9. CHOICE OF LAW.

        This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona, without giving effect to conflicts of law principles.

SECTION 10. COUNTERPART EXECUTION.

        This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document.

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Signature pages may be detached from the counterparts and attached to a single copy of this Agreement to physically form one document.


        DATED as of the date first above stated.


                        BOWMAR INSTRUMENT CORPORATION, an
                        Indiana corporation


                        By: /s/ JOSEPH G. WARREN JR.
                            ----------------------
                        Name: Joseph G. Warren Jr.
                            ----------------------
                        Title: Vice President
                            ----------------------
                                          BORROWER


                        BANK ONE, ARIZONA, NA, a national
                        banking association


                        By: /s/ MIKE McCANN
                            ----------------------
                        Name: Mike McCann
                            ----------------------
                        Title: Vice President
                            ----------------------
                                            LENDER


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                           CONSENT AND AGREEMENT


        The undersigned, as the debtor under the Massachusetts Mortgage described in the foregoing Modification Agreement, hereby consents and agrees to the modification of the Loan Documents and all other matters contained in the foregoing Modification Agreement.


                                BOWMAR/ALI, INC., a Massachusetts
                                corporation


                                By: /s/ JOSEPH G. WARREN JR.
                                    ----------------------
                                Name: Joseph G. Warren Jr.
                                    ----------------------
                                Title: Clerk
                                    ----------------------


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